                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C.  20549



                                 FORM 8-K/A-1


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      Date of Report:  February 26, 1998


                         Nanopierce Technologies, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



    Nevada                       33-19598-D                       84-0992908
--------------                  ------------                 ------------------
  (State of                     (Commission                     (IRS Employer
incorporation)                  File Number)                 Identification No.)

                      370 Seventeenth Street, Suite 3290
                            Denver, Colorado  80202
             ----------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)


      Registrant's telephone number, including area code: (303) 592-1010

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Sunlight Systems, Ltd. ( the "Registrant"), a Nevada Corporation, entered into an agreement dated February 26, 1998 to acquire all or substantially all of the assets, including the intellectual properties, consisting of patents, patents applications pending, patent applications in preparation, tradesecrets, tradenames and trademarks relating to the particle interconnect technology from Particle Interconnect Corporation, a Colorado corporation ("PI. Corp."), a wholly owned subsidiary of Intercell Corporation.

     In exchange for the acquisition of such intellectual property, the Registrant issued to Intercell Corporation, Seven Million, Two Hundred and Fifty Thousand (7,250,000) of its post-split restricted common shares, and in addition, One Hundred (100) Series A, 8%, Voting, Convertible, Cumulative, Participating, Preferred Shares, liquidation preference of $22,656.25 per share, convertible at $0.3257 per share into Seven Million, Two Hundred and Fifty Thousand (7,250,000) post-spilt restricted common shares of the Registrant.

     On February 23, 1998, the Registrant changed its name to Nanopierce Technologies, Inc., and obtained a new trading symbol on the NASDAQ Bulletin
Board: NPCT. In addition, it caused a reverse stock split on a One for Three (1:3) basis of the Twelve Million, Seven Hundred and Sixty Thousand, Sixty-Four (12,760,064) shares issued and outstanding of the Registrant on February 27, 1998. After the reverse split there were Four Million, Two Hundred and Fifty-Three Thousand, Three Hundred and Fifty-Five (4,253,355) shares issued and outstanding. After the issuance of the Seven Million, Two Hundred and Fifty Thousand (7,250,000) post-split shares to Intercell Corporation, the Registrant had Eleven Million, Five Hundred and Three Thousand, Three Hundred and Fifty-Five (11,503,355) shares issued and outstanding. As a result of the transaction described above, as of the date hereof on a fully diluted basis, Intercell Corporation owned approximately Seventy-Five percent (75%) of the outstanding common stock of the Registrant.

     The principal shareholders of the Registrant approved the transaction on behalf of the Registrant. Paul H. Metzinger, together with his wife, Cheri L. Perry, are shareholders of the Registrant and they abstained from voting as shareholders on the transaction.

     Paul H. Metzinger, President and Chief Executive officer of Particle Interconnect Corporation and Intercell Corporation, its parent company, was appointed the sole Director of the Registrant, until such time as additional directors might be appointed. In addition, Paul H. Metzinger was subsequently appointed as President and Chief Executive Officer of the Registrant.

     Paul H. Metzinger and his wife own of record and beneficially, both directly and indirectly, One Million, Three Hundred and Forty Thousand (1,340,000) post-split common shares of the Registrant. In addition, as part of the transaction negotiated with the principal shareholders of the Registrant, Paul H. Metzinger was granted a presently exercisable option to purchase up to One Million (1,000,000) shares of the Registrant's common stock for a period of ten (10) years, at an exercise price of $0.3257 per share.

     The Company timely filed a current report on From 8-K, dated February 26, 1998, with the Securities and Exchange Commission, reporting the above transaction under Items 1, 2, and 5.

     The Company further agreed in Item 7 of such Report that it would file financial statements of the acquired corporation and pro forma financial information by amendment within the time period and as specified by the rules relating to filing reports on a Current Report on Form 8-K. The Company has subsequently determined that the acquisition of all or substantially all of the assets relating to the particle interconnect technology from PI. Corp. was not the acquisition of a business because PI. Corp. is and was not an ongoing business and had no revenue producing activities. Therefore, no financial statements are included with this report. The pro forma information is included under Item 7 of this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     B.  Pro Forma Financial Information.

         1.   See Index to Financial Statements on page F-1 of this Report.

     C.  Exhibits.

         2.01 Agreement dated February 26, 1998 by and between Registrant, Particle Interconnect Corporation and Intercell Corporation.*

         4.01   Certificate of Designation of Rights and Preferences.*

*    Filed with the current report on Form 8-K filed on March 12, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NANOPIERCE TECHNOLOGIES, INC.



Date:  May 12, 1998           By   /s/ Paul H. Metzinger
                                 -----------------------------------------------
                                     Paul H. Metzinger, Chief Executive Officer,
                                     President

                         NANOPIERCE TECHNOLOGIES, INC

                              UNAUDITED PRO FORMA
                             FINANCIAL STATEMENTS

                                     INDEX

Unaudited pro forma introduction                                                  page F-2
Unaudited pro forma Balance Sheet as of December 31, 1997                         page F-3
Unaudited pro forma Statement of Operations Six months ended December 31, 1997    page F-4
Unaudited pro forma Statement of Operations Year ended June 30, 1997              page F-5
Notes to the unaudited pro forma financial statements                             page F-6

                         NANOPIERCE TECHNOLOGIES, INC

                              UNAUDITED PRO FORMA
                             FINANCIAL STATEMENTS

             AS OF AND FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                      AND FOR THEYEAR ENDED JUNE 30, 1997



On February 26, 1998 Nanopierce Technologies, Inc., acquired intellectual property from Particle Interconnect, Corporation. The accompanying unaudited pro forma balance sheet gives effect to the acquisition as if it had been consummated on December 31, 1997. The accompanying unaudited pro forma statements of operations for the year ended June 30, 1997 and the six months ended December 31, 1997, give effect to the acquisition as if it had been consummated on July 1, 1996 and July 1, 1997, respectively.

The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of the Company contained in the Company's Annual Report on Form 10-KSB and the December 31, 1997 Quarterly Report on Form 10-QSB. The unaudited pro forma financial statements do not purport to be indicative of the financial position or results of operations that actually would have occurred had the acquisition occurred on December 31, 1997, July 1, 1997 or July 1, 1996, or to project the Company's financial position or results of operation for any future period.

                         NANOPIERCE TECHNOLOGIES, INC
                       Unaudited Pro Forma Balance Sheet
                               December 31, 1997

                                                                          Pro Forma
                                                           Historical    Adjustments      Pro Forma
                                                         -------------------------------------------
                ASSETS
Current assets
  Cash                                                   $    4,077                      $     4,077
  Current portion of notes receivable                    $   11,177                      $    11,177
                                                         ----------                      -----------
  Total current assets                                   $   15,254                      $    15,254
                                                         ----------                      -----------

Other Assets
  Investment in oil and gas properties                   $  171,970                      $   171,970
  Intellectual property                                  $        0    $1,000,000   A    $ 1,000,000
  Intercell Corporation, common stock
    Unrestricted, including allowance for
    increase in market value of $2,722                   $    2,722                      $     2,722
  Notes receivable, discounted for imputed
    interest at 10%, net of current portion              $   32,445                      $    32,445
  Deposits                                               $    4,090                      $     4,090
                                                         ----------                      -----------
  Total other assets                                     $  211,227                      $ 1,211,227
                                                         ----------                      -----------
Total Assets                                             $  226,481                      $ 1,226,481
                                                         ==========                      ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Account payable-related party                          $   70,460                      $    70,460
                                                         ----------                      -----------
  Total current liabilities                              $   70,460                      $    70,460
                                                         ----------                      -----------

Stockholders' equity
  Preferred stock, Series A
    5,000,000 shares authorized, 100 issued
    and outstanding (liquidation preference              $        0    $  500,000   A    $   500,000
    $22,656.25 per share)
  Common stock, $.0003 par value
    15,000,000 shares authorized, 11,083,355             $    1,150    $    2,175   A    $     3,325
    issued and outstanding
  Additional paid in capital                             $  686,229    $  497,825   A    $ 1,184,054
  Unrealized gain on securities available for sale       $    2,722                      $     2,722
  Accumulated deficit                                     ($534,080)                       ($534,080)
                                                         ----------                      -----------
  Total shareholders' equity                             $  156,021                      $ 1,156,021

                                                         ----------                      -----------
Total Liabilities and Shareholders' equity               $  226,481                      $ 1,226,481
                                                         ==========                      ===========

             See Notes to Unaudited Pro Forma Financial Statements

                         NANOPIERCE TECHNOLOGIES, INC
                  Unaudited Pro Forma Statement of Operations
                      Six months ending December 31, 1997

                                                 Six months                      Six months
                                                    ended                           ended
                                                 December 31,                      December
                                                    1997         Pro Forma         31,1997
                                                 Historical     Adjustments       Pro Forma
                                                 -------------------------------------------
Revenue                                          $   36,326                      $    36,326

General and administrative expenses              $   83,314    $   50,000   B    $   133,314
                                                 ----------                      -----------

Loss from continuing operations                    ($46,988)     ($50,000)          ($96,988)

                                                 ----------                      -----------
Net loss                                           ($46,988)     ($50,000)          ($96,988)
                                                 ==========                      ===========

Dividend on preferred shares                     $        0      ($90,900)          ($90,900)
                                                 ----------                      -----------
Net loss applicable to common shareholders         ($46,988)                       ($187,888)
                                                 ==========                      ===========

Net loss per share                                   ($0.01)                          ($0.02)
                                                 ==========                      ===========


Weighted average number of shares
     outstanding:                                 3,833,355     7,250,000         11,083,355




             See Notes to Unaudited Pro Forma Financial Statements

                         NANOPIERCE TECHNOLOGIES, INC
                  Unaudited Pro Forma Statement of Operations
                           Year ending June 30, 1997

                                                          Year ended                       Year ended
                                                         June 30, 1997      Pro Forma     June 30, 1997
                                                          Historical       Adjustments      Pro Forma
                                                       ------------------------------------------------
Revenue                                                     $    4,274                      $     4,274

General and administrative expenses                         $  214,289    $  100,000   B    $   314,289

Gain on sale of securities                                  $   31,781                      $    31,781
                                                       ---------------                    -------------

Loss from continuing operations                              ($178,234)    ($100,000)         ($278,234)

Discontinued Operations
Loss from operations of discontinued segment                 ($173,911)                       ($173,911)
Loss on sale of discontinued segment                         ($134,947)                       ($134,947)
                                                       ---------------                    -------------
                                                             ($308,858)                       ($308,858)
                                                       ---------------                    -------------
Net loss                                                     ($487,092)    ($100,000)         ($587,092)
                                                       ===============                  ===============

Dividend on preferred shares                                $        0     ($181,300)         ($181,300)
                                                       ---------------                    -------------
Net loss applicable to common shareholders                   ($487,092)                       ($405,792)
                                                       ===============                  ===============

Net loss per share
     Loss from continuing operations                             (0.05)                           (0.04)
     Discontinued operations                                     (0.09)                           (0.03)
                                                       ---------------                    -------------
     Net loss                                                    (0.14)                           (0.07)
                                                       ===============                  ===============


Weighted average number of shares
     outstanding                                             3,518,287     7,250,000         10,768,287


             See Notes to Unaudited Pro Forma Financial Statements

                         NANOPIERCE TECHNOLOGIES, INC

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

             AS OF AND FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                     AND FOR THE YEAR ENDED JUNE 30, 1997


On February 26, 1998 Nanopierce Technologies, Inc. (the "Company") acquired intellectual property from Particle Interconnect Corporation ("PI Corp.").

In exchange for the acquisition of such intellectual property, the Company issued to Intercell Corporation, Seven Million, Two hundred and Fifty Thousand (7,250,000) of its post-split restricted common shares, and in addition, One Hundred (100) Series A, 8%, Voting, Convertible, Cumulative, Participating, Preferred Shares, liquidation preference of $22,656.25 per share, convertible at $0.3257 per share into Seven Million, Two Hundred and Fifty Thousand (7,250,000) post-split restricted common shares of the Company.

The historical financial information for the Company is derived from the Company's financial statements as of and for the year ended June 30, 1997 as contained in the Company's Annual Report on Form 10-KSB and the December 31, 1997 Quarterly Report on Form 10-QSB.


(A): Reflects the issuance of 7,250,000 shares of common stock and 100 shares of Series A, 8% preferred stock in exchange for the intellectual property. The intellectual property has been valued at $1,000,000 based on a written cash offer for the intellectual property from an outside third party that is a leading manufacturer in a field of use of the intellectual property.

(B): Reflects amortization of the intellectual property using the straight-line method over 10 years. The 10-year period is based on the estimated useful life limited by the remaining average patent protection period.

(C): On February 23, 1998, the Company effected a one-for-three reverse split of its common stock. All references in the unaudited pro forma financial statements to the number of shares and per share amounts have been restated to reflect the stock split.

(D): The effect of the potential conversion of the preferred stock to common stock would result in a decrease to loss per share. Therefore, dilutive loss per share information is not presented.

                               LIST OF EXHIBITS


        2.01 Agreement dated February 26, 1998 by and between Registrant, Particle Interconnect Corporation and Intercell Corporation.*

        4.01      Certificate of Designation of Rights and Preferences.*

*    Filed with the current report on Form 8-K filed on March 12, 1998.